MITCHELL HUTCHINS SERIES TRUST

      GLOBAL EQUITY PORTFOLIO














The fund offers its Class H and Class I shares only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.



PROSPECTUS
May 1, 2000

-------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.


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Mitchell Hutchins       Global Equity Portfolio
------------------------------------------------------
CONTENTS

            GLOBAL EQUITY PORTFOLIO
     -------------------------------------------------------------------

What every investor         3   Investment Objective, Strategies and Risks
should know about
the fund                    4   Performance

                            5   More About Risks and Investment Strategies

            INVESTING IN THE FUND

Information for managing    6   Purchases, Redemptions and Exchanges
your fund account
                            6   Pricing and Valuation

            ADDITIONAL INFORMATION

Additional important        7   Management
information about
the fund                    8   Dividends and Taxes

                            9   Financial Highlights

Where to learn more             Back Cover
about this fund

                              ---------------------------------------
                              The fund is not a complete or balanced
                              investment program.

                              ---------------------------------------



                                       2
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Mitchell Hutchins       Global Equity Portfolio
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GLOBAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies in the United States and in foreign countries that are represented in the MSCI Europe, Australasia and Far East Equity Index. The EAFE Index reflects stocks in most developed countries outside North America. The fund also invests, to a lesser extent, in stocks of issuers in other countries, including emerging markets, and in U.S. and foreign bonds.

The fund's investment adviser, Mitchell Hutchins Asset Management Inc., allocates the fund's assets between U.S. and foreign markets based on how it expects U.S. stock markets to perform in comparison to stock markets in certain of the EAFE countries. Mitchell Hutchins may increase the allocation of the fund's assets to either the U.S. or foreign markets if it believes that one of those markets has a greater potential for high returns, relative to the risk of loss. The fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks.

Mitchell Hutchins has appointed Invista Capital Management, LLC as the sub-adviser for the fund's foreign investments. In buying and selling foreign stocks for the fund, Invista analyzes the fundamental business prospects of industries and of individual companies and assesses the relative risks presented by the countries in which those companies operate.

In buying and selling U.S. stocks for the fund, Mitchell Hutchins uses its own Factor Valuation Model to identify companies that appear undervalued. The model ranks companies based on "value" factors, such as dividends, cash flows, earnings and book values, as well as on "growth" factors, such as earnings momentum and industry performance forecasts. Mitchell Hutchins then applies fundamental analysis to select specific stocks from among those identified by the model.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

o EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

o ASSET ALLOCATION RISK - Mitchell Hutchins may not be successful in choosing the best allocation of the fund's assets between U.S. and foreign issuers.

o FOREIGN INVESTING AND EMERGING MARKETS RISKS - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

o DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING SUCH REPORTS).




                                       3
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Mitchell Hutchins       Global Equity Portfolio
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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares, the only class outstanding during all the periods shown.

The table that follows the bar chart shows the average annual returns for Class H shares over several time periods. Performance for Class I shares is not included in the table because Class I shares were not outstanding for the full 1999 calendar year. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how it will perform in the future. This is especially true for the period prior to November 2, 1998, when Mitchell Hutchins and Invista assumed day-to-day management of the fund's assets. Prior to that date, another sub-adviser was responsible for managing all the fund's assets.


      TOTAL RETURN ON CLASS H SHARES

CALENDAR YEAR           PERCENTAGES

   1990                     7.53%
   1991                     4.93%
   1992                    -7.55%
   1993                    40.02%
   1994                   -11.94%
   1995                    -3.54%
   1996                    15.14%
   1997                     7.16%
   1998                    13.50%
   1999                    18.47%

  Best quarter during years shown      --     4th quarter, 1998:       19.55%
  Worst quarter during years shown     --     3rd quarter, 1998:      (18.97)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

   CLASS                            CLASS H     MSCI WORLD
   (INCEPTION DATE)                 05/04/87       INDEX
   ----------------                 --------       -----
   One Year......................   18.47%       25.34%
   Five Years....................    9.86%       20.25%
   Ten Years.....................    7.50%       11.96%
   Life of Class.................    7.92%       11.65%*

      * Return is for the period 4/30/87 to 12/31/99, annualized.

                                       4
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Mitchell Hutchins       Global Equity Portfolio
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MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

ASSET ALLOCATION RISK. Mitchell Hutchins may not be successful in choosing the best allocation of the fund's assets between U.S. and foreign issuers. Because the fund allocates its assets between U.S. and foreign issuers, it is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each sector than are funds that do not do so.

FOREIGN INVESTING RISK. Foreign investing involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

EMERGING MARKETS RISK. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities (see above). However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

DERIVATIVES RISK. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, the fund may take a defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving the fund's investment objective.

The fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or other purposes.

PORTFOLIO TURNOVER. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover of 100% or more (high portfolio turnover).



                                       5
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Mitchell Hutchins       Global Equity Portfolio
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INVESTING IN THE FUND

PURCHASES, REDEMPTIONS AND EXCHANGES

Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund - not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.

The fund offers both Class H and Class I shares to insurance company separate accounts:

o Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.

o Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by the fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance company provides to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.

An insurance company separate account may exchange shares of the fund for shares of the same class in another Mitchell Hutchins Series Trust fund at their relative net asset values per share, provided that the separate account invests in both funds. A particular insurance company separate account may not invest in all Mitchell Hutchins Series Trust funds or classes of fund shares.

The fund and Mitchell Hutchins (for Class I shares) reserve the right to reject any purchase order and to suspend the offering of the fund's shares for a period of time.

PRICING AND VALUATION

Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value separately for each class as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board of trustees. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.


                                       6
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Mitchell Hutchins       Global Equity Portfolio
------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On February 29, 2000, Mitchell Hutchins was adviser or sub-adviser to 31 investment companies with 76 separate funds and aggregate assets of approximately $54.4 billion.

The fund paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the annual contract rate of 0.75% of its average daily net assets.

Invista Capital Management, LLC is the sub-adviser for Global Equity Portfolio's foreign investments. It is located at 1900 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. As of December 31, 1999, Invista managed approximately $35.3 billion in client assets.

The fund has received an exemptive order from the SEC that permits their board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders have approved this policy and it may be implemented by the board.

PORTFOLIO MANAGERS

T. Kirkham Barneby is responsible for allocating the fund's assets between U.S. investments and foreign investments. Mark A. Tincher is primarily responsible for the day-to-day management of the fund's U.S. investments. Scott D. Opsal and Kurtis D. Spieler are primarily responsible for the day-to-day management of Global Equity Portfolio's foreign investments.

Messrs. Barneby, Tincher, Opsal and Spieler assumed their management responsibilities for the fund on November 2, 1998.

Mr. Barneby is a managing director and chief investment officer - quantitative investments of Mitchell Hutchins, where he has been employed since 1994.

Mr. Tincher is a managing director and chief investment officer of equities (stocks) of Mitchell Hutchins, where he has been employed since March 1995.

Mr. Opsal is an executive vice president and chief investment officer of Invista, where he has been employed since 1986.

Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He has been employed by Invista since 1994.



                                       7
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Mitchell Hutchins       Global Equity Portfolio
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DIVIDENDS AND TAXES

DIVIDENDS

Dividends are paid in additional shares of the fund unless the shareholder requests otherwise.

The fund normally declares and pays dividends and distributes any gains annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.

TAXES

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity and variable life contracts. These accounts generally are not subject to tax on dividends from the fund or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

o the insurance company separate accounts that purchase and hold shares of the fund and

o     the holders of contracts funded through those separate accounts.

The fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity or variable life contracts. Failure of the fund to do so would result in taxation of the insurance company issuing the variable annuity or variable life contracts and treatment of the contract holders other than as described in the contract prospectus.

See the SAI for information or for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.




                                       8
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Mitchell Hutchins       Global Equity Portfolio

------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's Annual Report to Shareholders. The annual report may be obtained without charge by calling 1-800-986-0088.

The information in this table pertains only to the fund and does not reflect charges related to the insurance company separate accounts that invest in the fund. See the appropriate variable annuity or variable life contract prospectus for information concerning these charges.





















                                       9
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Mitchell Hutchins         Global Equity Portfolio
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

GLOBAL EQUITY PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS H                               CLASS I
                                                ---------------------------------------------------------------   ----------------
                                                                                                                  FOR THE PERIOD
                                                              FOR THE YEARS ENDED DECEMBER 31,                    AUGUST 5, 1999+
                                                ---------------------------------------------------------------      THROUGH
                                                    1999        1998          1997        1996        1995       DECEMBER 31, 1999
                                                    ----        ----          ----        ----        ----       -----------------
Net asset value, beginning of period........      $ 13.74     $ 14.62       $13.74       $12.00     $12.44         $14.43
                                                  -------      ------       ------       ------     ------         ------
Net investment income (loss)................        (0.03)       0.08         0.04         0.07       0.01           0.01
Net realized and unrealized gains (losses)
  from investments, futures and foreign
  currency transactions.....................         2.56        1.92         0.94         1.75      (0.45)          1.82
                                                    ------     -------       ------       ------      ----          ------
Net increase (decrease) from investment
  operations................................         2.53        2.00         0.98         1.82      (0.44)          1.83
                                                    ------     -------       ------       ------      ----          ------
Dividends from net investment income........        (0.05)       --          (0.04)       (0.08)       --           (0.05)
Distributions from net realized gains from
  investments...............................        (0.01)      (2.88)       (0.06)         --         --           (0.01)
                                                    ------     -------       ------       ------      ----          ------
Total dividends and other distributions.....        (0.06)      (2.88)       (0.10)       (0.08)      0.00          (0.06)
                                                    ------     -------       ------       ------      ----          ------
Net asset value, end of period..............       $16.21     $ 13.74        $14.62       $13.74     $12.00        $16.20
                                                   ======      ======        ======       ======     ======        ======
Total investment return (1).................        18.47%      13.50%         7.16%       15.14%    (3.54)%        12.74%
                                                    =====       =====          ====        =====     ======         =====
Ratios/Supplemental Data:
Net assets, end of period (000's)...........      $13,015     $15,799        $21,215     $25,701    $28,507          $ 387
Expenses to average net assets, net of
  waivers(2)................................         1.85%       1.33%         1.07%      1.10%       1.96%          2.00%*
Net investment income (loss) to average
  net assets, net of waivers(3).............         0.13%       0.46%         0.26%      0.46%       0.10%         (0.64)%*
Portfolio turnover rate.....................          63%        154%          81%           44%       157%          63%

-------------------

+   Commencement of issuance of shares.

*   Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

(2) During the period ended December 31, 1999 Mitchell Hutchins waived a portion of its fees. The ratios excluding the waiver would have been 1.85% and 2.25% for Class H and Class I, respectively.

(3) During the period ended December 31, 1999 Mitchell Hutchins waived a portion of its fees. The ratios excluding the waiver would have been 0.13% and (0.89)% for Class H and Class I, respectively.

If you want more information about the fund, the following documents are available free upon request:

      ANNUAL/SEMI-ANNUAL REPORTS:

      Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS:

      The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the fund, obtain free copies of annual and semi-annual reports and the SAI, or request other information, by contacting the fund directly at 1-800-986-0088.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get text-only copies of reports and other information about the fund:

o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Room, Washington, D.C. 20549-0102; or

o Free, from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov













Mitchell Hutchins Series Trust
Investment Company Act File No. - 811-4919